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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2002

                                  VENTAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-10989                  61-1055020
       ------------                -----------               ------------
      (State or other            (Commission File            (IRS Employer
      jurisdiction of                Number)               Identification No.)
      incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky  40207-1642
        -----------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

          The Registrant is re-issuing in an updated format its historical financial statements in connection with the adoption of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). During the nine months ended September 30, 2002, the Company sold certain properties and in compliance with SFAS 144 has reported revenue, expenses and gain on sale from these properties as discontinued operations for each period presented in its quarterly reports filed since the date of the sale (including the comparable period of the prior year). Under Securities and Exchange Commission (the "SEC") requirements for transitional disclosure, the same reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Company's reported net income available to common shareholders or funds from operations ("FFO"). The Company is re-issuing these historical financial statements at this time in connection with its filing today of a Registration Statement on Form S-3 relating to the registration of securities for sale by the Registrant, certain of its subsidiaries, and two of its stockholders from time to time. This Report on Form 8-K updates Items 6, 7 and 8 of the Company's Form 10-K to reflect those properties sold during the nine months ended September 30, 2002 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 7. Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.

               Not applicable.

          (b) Pro forma financial information.

               Not applicable.

          (c) Exhibits:

               Exhibit 23.1     Consent of Independent Auditors.

               Exhibit 99.1 Revised financial information for the years ended December 31, 2001, 2000 and 1999 to reflect the adoption of SFAS No. 144 - Discontinued Operations (information included is comprised of: Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of
                                Operations; and Financial Statements).

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VENTAS, INC.
                                    (Registrant)

Date: December 2, 2002

                                    By:  /s/ T. Richard Riney
                                       --------------------------------------
                                      Name:  T. Richard Riney
                                      Title: Executive Vice President and
                                             General Counsel

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                                  EXHIBIT INDEX

                Exhibit            Description
                -------            -----------

                Exhibit 23.1       Consent of Independent Auditors.

                Exhibit 99.1 Revised financial information for the years ended December 31, 2001, 2000 and 1999 to reflect the adoption of SFAS No. 144 - Discontinued Operations (information included is comprised of: Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements).